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                                                                    EXHIBIT 10.1

                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 1

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT is made as of this 13th day of May, 2004, between ARE-35 Hartwell Avenue, LLC a Delaware limited liability company ("Landlord"), and Eyetech Pharmaceuticals, Inc., a Delaware corporation ("Tenant").

                             BASIC LEASE PROVISIONS

ADDRESS:          35 Hartwell Avenue, Lexington, Massachusetts

PREMISES:         That certain approximately 46,700 rentable square foot
                  building (the "BUILDING"), along with the real property on which the Building is located and all improvements thereon and appurtenances thereto, located at 35 Hartwell Avenue, Lexington, Massachusetts, as shown on EXHIBIT A.

BASE RENT:        First Lease Year:        $105,608.33, per month for months 1
                                           through 9, inclusive

                  First Lease Year:        $112,858.33, per month for months 10
                                           through 12, inclusive

                  Second Lease Year:       $118,695.83, per month

                  Third Lease Year:        126,479.17, per month

                  Fourth Lease Year and thereafter, Base Rent shall be adjusted annually as more particularly described in Section 4 hereof.

RENTABLE AREA OF PREMISES: 46,700 sq. ft.

SECURITY DEPOSIT: $338,575.00          COMMENCEMENT DATE:  As of the date hereof

TARGET DELIVERY DATE: October 1, 2004, subject to adjustment as provided in the Work Letter (as hereinafter defined)

RENT ADJUSTMENT PERCENTAGE: 3.0%

BASE TERM:  Beginning on the Commencement Date and ending one hundred twenty
            (120) months from the first day of the first full month following the month in which occurs the Rent Commencement Date

PERMITTED USE:    research and development laboratory, related office and other related uses consistent with the character of the Premises as a laboratory and office facility and otherwise in compliance with the provisions of Section 7 hereof.

ADDRESS FOR RENT PAYMENT:                    LANDLORD'S NOTICE ADDRESS:
135 N. Los Robles Avenue, Suite 250          135 N. Los Robles Avenue, Suite 250
Pasadena, CA 91101                           Pasadena, CA 91101
Attention: Accounts Receivable               Attention: Corporate Secretary

TENANT'S NOTICE ADDRESS:                     GUARANTOR OF LEASE:
The Premises                                 None
Attention: Director of Operations
And:
3 Times Square
New York, New York 10036
Attention:  General Counsel

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 2

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ X ]  EXHIBIT A - PREMISES DESCRIPTION     [   ]  EXHIBIT B - DESCRIPTION OF
                                            PROJECT
[ X ]  EXHIBIT C - WORK LETTER              [ X ]  EXHIBIT D - COMMENCEMENT DATE
[ X ]  EXHIBIT E - RULES AND REGULATIONS    [ X ]  EXHIBIT F - TENANT'S PERSONAL
                                            PROPERTY
[ X ]  EXHIBIT G - PRO FORMA BUDGET

      1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord.

      2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Delivery Date (taking into consideration Force Majeure and Tenant Delays), with Landlord's Work, if any, Substantially Completed ("DELIVERY" or "DELIVER"). If Landlord Delivers the Premises Substantially Completed during the period from the Target Delivery Date through the date which shall be twenty-one (21) days thereafter, no amounts will be payable by Landlord to Tenant. During the period commencing on the twenty-second (22nd) day after the Target Delivery Date and ending on the date of Substantial Completion, and provided that Tenant does not elect to terminate this Lease pursuant to this Section, Tenant shall receive a credit against the Base Rent first payable hereunder in an amount equal to one
(1) day's worth of Base Rent for each day that Delivery is delayed past the Target Delivery Date, and, in addition, subject to and in accordance with the last paragraph of this Section, Landlord will reimburse Tenant for any interim rent payable by Tenant at the Interim Space (as hereinafter defined) for such period. To the extent possible without interfering unreasonably with Landlord's performance of Landlord's Work and Tenant's Work, Tenant shall have access to the Premises in order to prepare the same for its use and occupancy prior to the Commencement Date, including, without limitation, the establishment of "sentinels" for Tenant's vivarium use. Such early entry shall be subject to all the terms and conditions of this Lease, other than the payment of annual rent and other charges due hereunder. Tenant shall notify Landlord's Representative (as defined in the Work Letter) prior to entering the Premises for such purposes, and shall use all reasonable efforts to coordinate its work within the Premises with Landlord's activities therein. The date on which such occupancy begins shall be referred to herein as the "EARLY OCCUPANCY DATE". The period between the Early Occupancy Date and the Commencement Date is referred to herein as the "EARLY OCCUPANCY PERIOD". If Landlord does not Deliver the Premises by the end of the one hundred twenty (120) day period commencing with the Target Delivery Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) any Excess TI Costs delivered to Landlord pursuant to the Work Letter, the first month's Base Rent delivered to Landlord pursuant to Section 3(a) hereof and the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this LEASE. As used herein, the terms "LANDLORD'S WORK," ,"FORCE MAJEURE DELAYS", "TENANT DELAYS" and "SUBSTANTIALLY COMPLETED" shall have the meanings set forth for such terms in the work letter attached hereto as Exhibit C (the "WORK LETTER"). If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 120 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

      The "RENT COMMENCEMENT DATE" shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant; and (ii) the date Landlord could have Delivered the Premises but for Tenant Delays not reflected in a revised Target Delivery Date agreed to in accordance with the applicable provisions of the Work Letter. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Rent Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT D; provided,

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 3

however, Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder. The "TERM" of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and the Extension Term which Tenant may elect pursuant to Section 39 hereof.

      Tenant shall have the right to obtain an environmental site assessment of the Premises, at Tenant's sole cost and expense, as follows: As soon as practicable after the date of final execution and delivery hereof (but in no event more than 45 days after such date), Tenant shall obtain an environmental site assessment of the Premises ("TENANT'S ESA"). Tenant's ESA must be prepared by a licensed site professional. If Tenant does not deliver Tenant's ESA to Landlord prior to the expiration of such 45-day period, Tenant shall be deemed to have waived the rights set forth in this paragraph. If Tenant's ESA provides convincing evidence of the presence of environmental contamination of the Premises of the sort and in such amounts as to have a material adverse effect on Tenant's use and occupancy of the Premises (the "DISCLOSED CONDITION"), Tenant shall provide such evidence to Landlord, in writing. Within 5 business days after Landlord's receipt of Tenant's ESA, Landlord shall notify Tenant as to the amount of time Landlord reasonably estimates it will take Landlord to remediate the Disclosed Condition to the extent necessary to permit Tenant to use the Premises for Tenant's operations. If Landlord estimates that such remediation will take more than 90 days, either Landlord or Tenant shall have the right to terminate this Lease by written notice to the other within 5 business days after the date on which Landlord's estimate is delivered to Tenant. If neither Landlord nor Tenant so elects to terminate this Lease, Landlord shall promptly commence such remediation and thereafter diligently prosecute the same to completion within such 90-day period. If such remediation is not substantially complete as of the end of such 90-day period, Landlord may, in its sole and absolute discretion, elect not to proceed with such remediation, or Tenant may by written notice to Landlord delivered within 5 business days after the expiration of such 90-day period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to perform such remediation and this Lease shall terminate as of the date set forth in such notice. If either Landlord or Tenant terminates this Lease as aforesaid, (a) any Excess TI Costs delivered to Landlord pursuant to the Work Letter and the Security Deposit shall be returned to Tenant, (b) Tenant shall reimburse Landlord for 50% of the cost of performance of Landlord's Work incurred by Landlord through the date of such termination, and (c) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease.

      Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Rent Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken.

      Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises, and/or the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for the Permitted Use. Notwithstanding the foregoing, Landlord agrees, within a reasonable time after the Commencement Date, to provide Tenant with an updated as-built ALTA survey, an updated surveyor's certificate, an architect's certificate, an engineer's certificate and a zoning opinion, all showing compliance of the Premises with Legal Requirements. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

      Landlord shall reimburse Tenant for 100% of Tenant's actual costs, not to exceed $85,000, to lease interim expansion space during the period from May 1, 2004 until the Rent Commencement Date. Tenant may provide an invoice for the total amount of such costs to Landlord at any time after the Rent Commencement Date and Landlord shall reimburse Tenant for such costs, not to exceed $85,000 as aforesaid, within 15 days after Landlord's receipt of such invoice.

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 4

      3.    RENT.

      (a) BASE RENT. The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, except as otherwise provided in this Lease, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof after the Rent Commencement Date, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except as may be expressly provided in this Lease. For purposes of this Lease, the term "LEASE YEAR" shall mean a period of twelve (12) consecutive months, commencing on the Rent Commencement Date and each successive twelve (12) month period, except that if the Rent Commencement Date shall occur on a date other than the first day of a month, then the first Lease Year shall include the period from the Rent Commencement Date to the first day of the following month and twelve
(12) calendar months thereafter.

      (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"): (i) "Operating Expenses" (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

      4. BASE RENT ADJUSTMENTS. Commencing with the Fourth Lease Year, Base Rent shall be increased on each annual anniversary of the Rent Commencement Date during the Term of this Lease (each an "ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

      5. OPERATING EXPENSE PAYMENTS. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"), which may be revised by Landlord from time to time during such calendar year to reflect actual operating conditions. Such Annual Estimate shall include a line item description of such Operating Expenses and shall contain the line items and otherwise be substantially in the form of the pro forma budget attached hereto as Exhibit G (the "PRO FORMA BUDGET"). During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

      The term "OPERATING EXPENSES" means costs and expenses incurred by Landlord set forth as line items on the Pro Forma Budget (including, without duplication, Taxes (as defined in Section 9), utilities (other than utilities paid directly by Tenant as provided in Section 11 hereof), and the costs of Landlord's third party property manager or, if there is no third party property manager, administration rent, in either case in an annual amount no greater than ..75% of Base Rent). Landlord agrees that it shall not add any additional line items to the Pro Forma Budget without first notifying Tenant and obtaining Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed. In addition to the foregoing, if any capital repair or improvement (as determined in accordance with generally acceptable accounting principles) for which Tenant is responsible pursuant to Section 14 is required during the final three years of the Base Term or the Renewal Term, notwithstanding the provisions of Section 14 hereof, Landlord shall perform such capital repair or improvement and Tenant shall pay, as an Operating Expense in each remaining year of the Term, an amount equal to one-tenth (1/10th) of the total cost to Landlord of making such repair or improvement, with a per annum interest component at 1%

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 5

above the "Prime Rate" as established from time to time by Fleet Bank or its successors, compounded monthly. If such expense is incurred during the final three years of the Base Term, and Tenant later elects to exercise the Extension Right in accordance with Section 39 hereof, Tenant shall reimburse Landlord for the entire unpaid cost of such repair or improvement, including interest accrued through the date of such reimbursement on such amount as provided herein, within 90 days after the date on which Tenant delivers notice to Landlord exercising the Extension Right. For purposes of this Section, Tenant shall not be responsible for, and Landlord shall not pass through as an Operating Expense, any portion of the cost of capital repairs and improvements made by Landlord with respect to the structure, foundation or slab of the Building. Landlord may pass through as an Operating Expense capital repairs and improvements to the Building exterior (including the exterior windows), external Building Systems and the parking areas amortized over the lesser of 10 years or the useful life of such improvement. Landlord may pass through as an Operating Expense in each remaining year of the Term after the fifth year, an amount equal to one-fifteenth (1/15th) of the total cost to Landlord of replacing or repairing the roof.

      Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year exceed actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Subject to the foregoing, Landlord's obligation to pay any excess due to Tenant pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

      The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord's statement of Operating Expenses, Landlord will provide Tenant with access to Landlord's books and records relating to the operation of the Premises and such information as Landlord reasonably determines to be responsive to Tenant's questions (the "EXPENSE INFORMATION"). If after Tenant's review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant's sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the "INDEPENDENT REVIEW"). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Operating Expenses for such calendar year, Landlord shall at Landlord's option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant's payments with respect to Operating Expenses for such calendar year were less than Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant's obligation to share therein begins and ends shall be prorated.

      Base Rent, Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as "RENT."

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 6

      6. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the "SECURITY DEPOSIT") for the performance of all of Tenant's obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by J.P. Morgan Chase & Co., or an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord's choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant, to the extent otherwise permitted under applicable Legal Requirements. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 90 days after the expiration or earlier termination of this Lease, which obligation shall survive the expiration or earlier termination of this Lease.

      If Landlord transfers its interest in the Premises or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

      7. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. Section 12101, et seq. (together with the regulations promulgated pursuant thereto, "ADA") (collectively, "LEGAL REQUIREMENTS" and each, a "LEGAL REQUIREMENT"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits.

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 7

Tenant shall not permit any part of the Premises to be used as a "place of public accommodation", as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a commercially prudent manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from unreasonably extending into adjoining properties. Tenant shall not place any machinery or equipment in excess of applicable floor load in or upon the Premises or transport or move such items in the elevators in the Building without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Premises.

      Landlord shall, as an Operating Expense (to the extent such alteration or modification is not otherwise the type for which Landlord is responsible hereunder or such Legal Requirement is generally applicable to similar buildings in the area in which the Premises is located) or at Tenant's expense (to the extent such Legal Requirement is applicable solely by reason of Tenant's particular use of the Premises) make any alterations or modifications to the exterior of the Building that are required by Legal Requirements, including the ADA, first coming into force and effect after the date on which Landlord submits its application for a building permit for the Tenant Improvements. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) first coming into force and effect after the date on which Landlord submits its application for a building permit for the Tenant Improvements. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "CLAIMS") arising out of or in connection with any breach by Tenant, any sublessee or assignee of Tenant, or any Tenant Party of Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement during the Early Occupancy Period, if any (to the extent related to Tenant's presence in the Premises during such Early Occupancy Period), or the Term as a result of any act or omission of Tenant, any assignee or sublessee of Tenant, or any Tenant Party.

      8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord's sole but reasonable discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of monthly Rent in effect during the last 30 days of the Term, and
(B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this
Section 8 shall not be construed as consent for Tenant to retain possession of the Premises.

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Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

      9. TAXES. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "TAXES") imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Premises or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Premises. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If Landlord elects not to so contest Taxes for any tax year, Landlord shall give Tenant timely notice of such election, and Tenant will have the right, with Landlord's cooperation (but at Tenant's cost) to so contest the Taxes for such tax year. Landlord will give Tenant prompt notice of any refunds to be received by Landlord on account of an overpayment in Taxes and will, at Landlord's election, either credit the amount of such refund against the amount of Operating Expenses to be paid by Tenant in such calendar year, to the extent practicable, or the next calendar year or, if such refund is received during the final year of the Term, pay an amount equal to any proportionate share of such refund owed to Tenant within 30 days after Landlord's receipt of such refund. Taxes shall not include any income taxes imposed on Landlord unless such income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed valuation of the Premises is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord's determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. Landlord agrees to pay all Taxes before they are delinquent, and any penalties or interest for non-payment or late payment will not be deemed Operating Expenses.

      10. PARKING. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below), Landlord's rules and regulations and the exercise by Landlord of its rights hereunder, Tenant shall have the exclusive right to use 100% of the parking spaces at the Premises. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

      11.   UTILITIES, SERVICES.

      Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer and other utilities (including gas and fire sprinklers to the extent the Premises is plumbed for such services) (collectively, "UTILITIES"). Landlord shall cause, at Tenant's expense, all Utilities to be charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, charges for all Utilities and services which may be furnished to Tenant or the Premises during the Term, as well as all maintenance charges for Utilities imposed by any Governmental Authority or Utility provider, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Landlord shall provide, as an Operating Expense, landscaping and snow removal services and refuse and trash collection services for the Premises. Landlord agrees that the landscaping

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                       35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 9

on the Property shall be maintained in character with the surrounding properties. Tenant shall be responsible, at Tenant's sole cost and expense, for janitorial service for the Premises.

      12. ALTERATIONS AND TENANT'S PROPERTY. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right, without Landlord consent, to make (i) non-structural Alterations at the Premises which do not impact any Building Systems (as hereinafter defined), provided that the budgeted cost for any such Alteration is not in excess of $30,000.00 (a "NOTICE-ONLY ALTERATION"), and (ii) Alterations required for Tenant to comply with any of Tenant's obligations under this Lease. If Landlord approves any Alterations for which its consent is required, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to Landlord's actual out-of-pocket expenses in connection with Landlord's review of Tenant's plans for the Alterations, Landlord's coordination, scheduling and monitoring of the Alterations. If Landlord is providing construction management or general contracting services to Tenant, Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 5% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration, other than a Notice-Only Alteration, as payment for Landlord's contracting services. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

      Tenant shall have the right, subject to the terms and conditions of this Lease, to install a satellite dish or antennae on the roof of the Building for use in Tenant's operations on the Premises. Such satellite dish or antennae shall be for Tenant's use in the conduct of Tenant's business within the Premises only. The installation of such satellite dish or antennae shall be subject to the requirements of this Section 12. Tenant shall be responsible, and hereby indemnifies and agrees to defend and hold Landlord harmless against, any Claims which may arise as a result of Tenant's installation of such satellite dish or antennae. In addition, Tenant shall be responsible, at Tenant's sole cost and expense, for repairing any damage to the Building caused by Tenant in its exercise of the rights set forth in this paragraph, including any damages Landlord may suffer as a result of the voiding of any warranty of the roof or other Building Systems which may occur as a result of Tenant's actions hereunder.

      Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to
Landlord: (i) sworn statements setting forth the names of all

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 10

contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

      Other than (i) the items, if any, listed on EXHIBIT F attached hereto,
(ii) any items agreed by Landlord in writing to be included on EXHIBIT F in the future, (iii) any items leased by Tenant which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls), and (iv) any trade fixtures, machinery, equipment and other personal property which is installed by Tenant, at Tenant's expense, and not paid for out of the TI Fund (as defined in the Work Letter), and which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements, in each case which are built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term (except that the sole and exclusive use of such items shall remain in Tenant during the Term hereof at no additional or separate consideration) and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with
Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

      13. LANDLORD'S REPAIRS. Landlord shall maintain, repair and replace the roof, foundations, floor slab and all of the structural, exterior (including the exterior windows) and parking areas of the Premises, in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (each, a "TENANT PARTY" and collectively, "TENANT PARTIES") excluded, and in accordance with Legal Requirements. Landlord's maintenance, repair and replacement of the structure, foundation or slab of the Building shall be done by Landlord, at Landlord's sole cost and expense, and shall not be treated as an Operating Expense hereunder. The cost of all other maintenance, repair and replacement performed by Landlord pursuant to this Section 13, including, without limitation, of the roof, exterior (including the exterior windows), Building Systems located externally to the Building such as any underground utility pipes or conduits, any drainage system components, any landscape irrigation system and the parking areas and parking lot lighting serving the Premises, shall be treated as an Operating Expense pursuant to the provisions of Section 5. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 11

waives its rights under any state or local law to terminate this Lease or, except as may be provided in Section 31 hereof, to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

      14. TENANT'S REPAIRS. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of the exterior walls of the Building. Tenant shall also, at its expense, repair, replace and maintain in good condition all HVAC, plumbing, fire sprinklers, elevators and all other building systems, including any HVAC equipment which Tenant may install on the roof of the Building and any stand-by power generation system to be installed exterior to the Building ("BUILDING SYSTEMS"). Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term, except as may be provided in Section 5 hereof with respect to capital items arising in the last three (3) years of the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises or the Building Systems, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Premises that results from damage caused by Tenant or any Tenant Party.

      15. MECHANIC'S LIENS. Each party shall discharge, by bond or otherwise, any mechanic's lien filed against the Premises or against the Premises for work claimed to have been done for, or materials claimed to have been furnished to, such party within 10 days after the filing thereof, at such party's sole cost and shall otherwise keep the Premises free from any liens arising out of work performed, materials furnished or obligations incurred by such party. Should either party fail to discharge any lien described herein, the other party shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Premises and the cost thereof shall be immediately due from Tenant as Additional Rent, if such cost has been incurred by Landlord, or, if such cost has been incurred by Tenant, shall be immediately reimbursed to Tenant by Landlord. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

      16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of Landlord during the Early Occupancy Period, if any, and the Term. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Premises or of any other third party.

      17. INSURANCE. Landlord shall maintain, as an Operating Expense, all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Premises or such lesser

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 12

coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Premises. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as may be obtained or maintained from time to time by commercial landlords in the Greater Boston, Massachusetts area, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers' compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Premises. All such insurance shall be included as part of the Operating Expenses to the extent specifically allocable to the Premises. The Premises may be included in a blanket policy (in which case the cost of such insurance allocable to the Premises will be determined by Landlord based upon the insurer's cost calculations).

      Tenant, at its sole cost and expense, shall maintain during the Early Occupancy Period, if any, and the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises and pollution legal liability insurance with a minimum limit of not less than $1,000,000 per occurrence. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (each, a "LANDLORD PARTY" and collectively, "LANDLORD PARTIES"), as additional insureds. The commercial general liability and pollution legal liability insurance policies shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; and contain a hostile fire endorsement and a contractual liability endorsement. Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Early Occupancy Period, if any, or the Term and upon each renewal of said insurance. Tenant's policy may be a "blanket policy" with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

      In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Premises or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Premises is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Premises.

      The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors ("RELATED PARTIES"), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 13

occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

      Landlord may require insurance policy limits to be raised to conform with reasonable, market-based requirements of Landlord's lender.

      18. RESTORATION. If, at any time during the Term, (i) the Premises are damaged or destroyed by a fire or other insured casualty, or (ii) the Tenant has reasonably proven that the Premises have rendered uninhabitable for Tenant's personnel and/or standard laboratory animals used in Tenant's operations as a result of an Environmental Event (as defined in Section 30(a) hereof) arising from (A) a Pre-existing Condition (as defined in Section 30(a) hereof), (B) a Migrating Condition (as defined in Section 30(a) hereof), or (C) contamination of the Premises by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by Landlord or a Landlord Party, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises, as applicable (the "RESTORATION PERIOD"). If the Restoration Period is estimated to exceed 12 months (the "MAXIMUM RESTORATION PERIOD"), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord's election to restore (which election to restore shall be evidenced by Landlord's failure to elect to terminate the Lease as aforesaid), Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. If neither Landlord or Tenant so elects to terminate this Lease, Landlord shall promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as "HAZARDOUS MATERIALS CLEARANCES"); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Landlord's obligation to restore the Premises after a casualty of the type described in clause (i) in the first sentence of this Section 18 shall be subject to receipt of sufficient insurance proceeds (with any deductible up to $5,000, which limit may be increased if Landlord deems such increase to be reasonably necessary, but in no event more than $50,000, to be treated as a current Operating Expense), provided that Landlord has maintained insurance for 100% of the replacement value of the Premises. Landlord's right to terminate this Lease as set forth in the immediately preceding sentence is contingent upon Landlord's having used diligent efforts to commence and complete such repair or restoration within such time period.

      Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the Premises are damaged during the penultimate year of the Term and Landlord reasonably estimates that it will take more than 4 months to repair such damage or if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not

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available for such restoration (this not constituting a waiver by Tenant of any obligation of Landlord to maintain insurance as required hereunder), Rent shall be abated from the date of Tenant's notice to Landlord of such casualty, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable, in the reasonable judgment of both parties, for the temporary conduct of Tenant's business, provided Tenant immediately applies for and diligently pursues any necessary Hazardous Materials Clearances which Tenant is obligated to provide. Notwithstanding the foregoing, if Tenant has not delivered any such Hazardous Material Clearances which Tenant is obligated to provide to Landlord within 45 days after the date on which Tenant notifies Landlord of such casualty, payment of Rent shall resume on the day following the expiration of such 45 day period and shall continue until such time as Tenant has delivered all such Hazardous Material Clearances to Landlord. Upon Landlord's receipt of all such Hazardous Material Clearances from Tenant, Rent shall be abated as aforesaid until the Premises and Tenant's means of access thereto are repaired and restored. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

      The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Premises, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Premises, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

      19. CONDEMNATION. If the whole or any material part of the Premises is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in the parties' mutual, reasonable judgment either prevent or materially interfere with Tenant's use of the Premises, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Premises and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises.

      20. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

      (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 days of any such notice not more than twice in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

      (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

      (c)   ABANDONMENT. Tenant shall abandon the Premises.

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 15

      (d) IMPROPER TRANSFER. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

      (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises on account of Tenant's or any of Tenant's employees, agents or contractor's acts in violation of this Lease within 30 days after any such lien is filed against the Premises.

      (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

      (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

      (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant's default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord's notice.

      21.   Landlord's Remedies.

      (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

      (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, for the second and any subsequent installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 16

payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

      (c) REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever, in each case, however, only if and to the extent permitted by applicable Legal Requirements.

            (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

            (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise on account of a Default, Landlord may recover from Tenant the following:

                  (A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                  (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                  (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      The term "RENT" as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant to or on account of Landlord pursuant to the terms of this Lease. As used in Sections 21(c)(ii) (A) and (B), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate. As used in
      Section 21(c)(ii)(C) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

            (iii) Landlord may continue this Lease in effect after Tenant's Default and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

            (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or

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      other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

            (v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant's expense.

      (d) EFFECT OF EXERCISE. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant's Default.

      22.   ASSIGNMENT AND SUBLETTING.

      (a) GENERAL PROHIBITION. Without Landlord's prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, neither any initial public offering of shares in Tenant, nor a subsequent sale of publicly traded shares in Tenant, nor any private financing of Tenant by institutional investors who regularly invest in private life sciences companies shall be deemed an assignment for purposes of this Section 22.

      (b) LANDLORD'S CONSENT TO TRANSFERS. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee

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or sublessee, including the proposed use of the Premises and any Hazardous
Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, by delivering a written notice to Tenant of such refusal and Landlord's reasons therefor, provided that it shall be deemed reasonable for the purposes of this Section 22(b) for Landlord to refuse to consent to any such assignment or subletting if
(A) either the business or financial reputation of such assignee or sublessee is objectionable in Landlord's reasonable judgment, or (B) such assignee or sublessee is engaged in areas of highly controversial scientific business activities which Landlord determines in its reasonable judgment to be detrimental to Landlord's business operations or reputation, should such assignee or sublessee become a tenant of Landlord, or (C) such assignee or sublessee does not have a net worth equal to or greater than that of Tenant, as measured both as of the date of the Lease and immediately prior to such assignment or subletting, or (iii) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an "ASSIGNMENT TERMINATION"). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice.

      (c) PERMITTED ASSIGNMENTS. Notwithstanding the foregoing, Landlord's consent to (i) a sublease of less than 50% of the rentable area of the Premises, or (ii) an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment, such approval not to be unreasonably withheld, conditioned or delayed. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord's prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles ("GAAP")) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant's most current quarterly or annual financial statements, and
(iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (each of the transfers described in this Section 22(c) is referred to herein as a "PERMITTED ASSIGNMENT").

      (d) ADDITIONAL CONDITIONS. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

            (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 19

            (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Premises, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Premises (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Premises for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

      (e) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting (other than an assignment permitted under the second sentence of Section 22(c) hereof, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) ("EXCESS RENT"), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

      (f) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

      (g) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Premises, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party. In addition, the requirements set forth in subsection 22(b)

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 20

(ii)(A) through (C) above shall apply to any transfer hereunder, whether or not Landlord's consent to such transfer is required.

      23. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further factual information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

      24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

      25. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

      26. RULES AND REGULATIONS. Tenant shall, at all times during the Early Occupancy Period, if any, and the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises. Landlord may not modify such rules and regulations in a manner which will materially and adversely impact Tenant's use and occupancy of the Premises without Tenant's prior reasonable approval. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control.

      27. SUBORDINATION. Tenant acknowledges that the Premises is currently subject to a mortgage. Landlord anticipates paying the obligations evidenced by the mortgage in full and obtaining a release of the mortgage on or about August 31, 2004. Landlord shall use reasonable efforts to deliver either evidence of such payment and release of the mortgage within sixty (60) days of payment of the mortgage or an agreement from the Holder of such Mortgage that, so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Notwithstanding the foregoing, this Lease and Tenant's interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof. Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to

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this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "MORTGAGE" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "HOLDER" of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

      28. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party other than those resulting from a Pre-existing Condition or a Migrating Condition, as those terms are defined in Section 30(a) hereof (collectively, "TENANT HAZMAT OPERATIONS"), and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises by Tenant or any Tenant Party, and shall be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties.

      If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall so notify Tenant, providing reasonable detail of any objections. If Tenant does not address any valid objections within five
(5) days after receiving such notice from Landlord, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

      Tenant shall immediately return to Landlord all keys and/or access cards to parking or the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's Property, Alterations and property required to be removed by Tenant and not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 22

Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

      29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

      30.   ENVIRONMENTAL REQUIREMENTS.

      (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Early Occupancy Period, if any, or the Term or any holding over results in contamination of the Premises or any adjacent property or if contamination of the Premises or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the Early Occupancy Period, if any, or the Term or any holding over (each, an "ENVIRONMENTAL EVENT"), Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises, or the loss of, or restriction on, use of the Premises or any portion of the Premises), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Early Occupancy Period, if any, or the Term as a result of any such Environmental Event. Notwithstanding the foregoing, Tenant shall in no event be liable to Landlord or any Landlord Party hereunder as a result of, and this indemnification of Landlord and the Landlord Parties by Tenant shall not include (i) Environmental Claims arising from (A) known conditions existing in, on, under or about the Premises on or before the date hereof as disclosed by Tenant's ESA, or (B) other conditions to the extent Tenant can reasonably prove that any such other condition existed on the Premises before the Early Occupancy Period (each, a "PRE-EXISTING CONDITION"), and (ii) any Environmental Claim arising from an Environmental Event resulting from the presence of any contamination located on a property other than the Premises (each, a "MIGRATING CONDITION"), to the extent, in either case, that Tenant can reasonably prove that such Environmental Claim does not arise or result, in whole or part, from any exacerbation of, or contribution to, a Pre-existing Condition or a Migrating Condition, as the case may be, by (x) the actions of Tenant or any Tenant Party, or (y) any contamination emanating from in, on or under the Premises during the Term. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises.

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 23

      (b)   BUSINESS. Landlord acknowledges that it is not the intent of this
Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Premises (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Premises for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

      (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

      (d) TESTING. Landlord shall have the right to conduct tests of the Premises to determine whether any contamination of the Premises has occurred as a result of Tenant's use. Such tests shall be conducted no more than once every two years during the Term hereof (unless Landlord reasonably believes that contamination of the Premises has occurred, in which event Landlord shall have the right to conduct such tests more frequently). Tenant shall be required to pay the cost of such tests of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the bi-annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises to determine if contamination has occurred as a result of Tenant's use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 24

of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant. Notwithstanding the foregoing, if Landlord conducts any test of the Premises to determine whether any contamination exists at the Premises for the purposes of Landlord's financing or in connection with a proposed sale of the Premises, Tenant shall not be required to pay the cost of such tests of the Premises; provided, however, that if such test reveals that contamination of the Premises has occurred as a result of Tenant's use, Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements.

      (e) UNDERGROUND TANKS. As of the date hereof, there are no underground storage tanks at the Premises. If underground or other storage tanks storing Hazardous Materials located on the Premises are used by Tenant or are hereafter placed on the Premises by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

      (f) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

      (g) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

      31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give written notice (given in the manner required for notices hereunder) to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 25

obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. In addition to any other rights and remedies at law or in equity that Tenant may have on account of an uncured default by Landlord hereunder, upon a default by Landlord after the passage of any applicable cure period as specifically relates to failure to maintain insurance or failure to pay Taxes as provided hereunder, Tenant may, without waiving or releasing any obligation of Landlord hereunder, and upon an additional 5 days' written notice, make the applicable payment in order to restore insurance or pay the Taxes, as applicable. All sums so paid or incurred by Tenant, together with interest thereon, from the date such sums were paid, at the Default Rate, shall be payable to Tenant on demand.

      Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant's ability to conduct its business in the Premises (a "MATERIAL LANDLORD DEFAULT"), Tenant shall, as soon as reasonably possible, but in any event within 5 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant's principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, or if Tenant failed to give Landlord the notice required hereunder within 5 business days of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord, to the extent of Landlord's obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease. Any work at the Premises done by Tenant pursuant to this section shall be performed in compliance with all insurance requirements and Legal Requirements. Tenant shall be responsible, and hereby indemnifies and agrees to defend and hold Landlord harmless against, any Claims which may arise as a result of Tenant's election to cure such Material Landlord Default. In addition, Tenant shall be responsible, at Tenant's sole cost and expense, for repairing any damage to the Project or the Building caused by Tenant in its exercise of the rights set forth in this paragraph, including any damages Landlord may suffer as a result of the voiding of any warranty of the roof or other Building Systems which may occur as a result of Tenant's actions hereunder.

      All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "LANDLORD" in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

      32. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose not inconsistent with the provisions of this Lease. Landlord and Landlord's representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose; provided, however, that Landlord shall give Tenant 48 hours' prior notice of the name of any prospective tenant or purchaser of the Premises for the sole purpose of permitting Tenant to prevent any competitor of Tenant from entering the Premises without Tenant's prior reasonable consent. Tenant shall immediately notify Landlord if Tenant believes that any such person is, in fact, a competitor of Tenant's, and Landlord shall reschedule such appointment to give Tenant additional time to take any necessary precautions to protect Tenant's confidential and proprietary information and processes. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Premises is available for sale. Landlord

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 26

may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant's use or occupancy of the Premises for the Permitted Use. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

      33. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

      34. FORCE MAJEURE. Neither party shall be held responsible for delays in the performance of its non-monetary obligations hereunder when caused by strikes, lockouts, labor disputes, weather, natural disasters, industry-wide inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits not resulting from such party's acts or omissions, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of such party ("FORCE MAJEURE").

      35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER) in connection with this transaction and that no Broker brought about this transaction other than Spaulding & Slye Colliers and Tuck Commercial Real Estate Advisors. Landlord shall pay the brokers named in this Section 35 any fee or other compensation payable in connection with this Lease pursuant to a separate written agreement. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

      36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO ANY PARTNER, MEMBER, SHAREHOLDER, DIRECTOR, OFFICER OR EMPLOYEE OF LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PREMISES OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PREMISES OR IN CONNECTION WITH ANY SUCH LOSS (LANDLORD HEREBY AGREEING TO MAINTAIN AT ALL TIMES DURING THE TERM HEREOF A MINIMUM EQUITY INTEREST IN THE PREMISES OF $5,000,000); AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS.

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 27

UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

      37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

      38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Premises, (ii) coat or otherwise sunscreen the interior or exterior of any windows, (iii) place any bottles, parcels, or other articles on the window sills, (iv) place any equipment, furniture or other items of personal property on any exterior balcony, or (v) paint, affix or exhibit on any part of the Premises any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises.

      39. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

      (a) EXTENSION RIGHTS. Tenant shall have the right (the "EXTENSION RIGHT") to extend the term of this Lease for a period of five (5) years (the "EXTENSION TERM") on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least nine (9) months prior, and no earlier than twelve (12) months prior, to the expiration of the Base Term of the Lease.

      Upon the commencement of the Extension Term, Base Rent shall be payable in an amount equal to greater of (i) the Base Rent payable during the final Lease Year of the Base Term, and (ii) 95% of the Market Rate (as defined below). Base Rent shall be increased on each annual anniversary of the Rent Commencement Date during the Extension Term (the "EXTENSION ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Extension Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Extension Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. As used herein, "MARKET RATE" shall mean the then market rental rate for laboratory/office space of similar age, quality and level of finish in the Lexington, Massachusetts market, as determined by Landlord and agreed to by Tenant.

      If, on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord's determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, elect arbitration as described in Section 39(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.

      (b)   ARBITRATION.

            (i) Within 10 days of Tenant's notice to Landlord of its election to arbitrate Market Rate, each party shall deliver to the other a proposal containing the Market Rate that the submitting party believes to be correct ("EXTENSION PROPOSAL"). If either party fails to timely submit an Extension Proposal, the other party's submitted proposal shall determine the Base Rent for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 28

      faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party's submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

            (ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate is not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate for the Extension Term.

            (iii) An "ARBITRATOR" shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Boston metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Boston metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

      (c) RIGHTS PERSONAL. Extension Rights are personal to Tenant and are not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease.

      (d) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

            (i) during any period of time that Tenant is in Default under any provision of this Lease; or

            (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

      (e) NO EXTENSIONS. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Rights.

      (f) TERMINATION. The Extension Rights shall terminate and be of no further force or effect even after Tenant's due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 29

an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

      40.   MISCELLANEOUS.

      (a) NOTICES. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

      (b) JOINT AND SEVERAL LIABILITY. If and when included within the term "TENANT," as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

      (c) FINANCIAL INFORMATION. At any time during the Term of this Lease that Tenant's stock is not publicly traded, Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 45 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

      (d) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

      (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

      (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

      (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

      (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 30

      (i) TIME. Time is of the essence as to the performance of the parties' obligations under this Lease.

      (j) INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. Any reference to this Lease shall be deemed to refer to such exhibits and addenda in addition to this Lease. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

      (k) HAZARDOUS ACTIVITIES. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant's routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord's reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

      (l) CONFIDENTIAL INFORMATION. As used herein, "CONFIDENTIAL INFORMATION" shall mean all non-public information disclosed or made otherwise available by either party hereto (the "DISCLOSING PARTY") to the other party (the "RECIPIENT") that (a) is labeled as "confidential," "proprietary," or with a similar legend; (b) is identified as confidential or proprietary at the time of disclosure; or (c) Recipient knew or should have known under the circumstances was considered confidential or proprietary. For avoidance of doubt, any information regarding the following shall be deemed Confidential Information of Landlord whether or not so marked or identified at the time of disclosure: (i) the form of this Lease and all of its terms and conditions, including without limitation, all economic terms; (ii) any drawings, plans, or specifications related to the Project; and (iii) any information regarding intellectual property, equipment or processes of Tenant of which Landlord becomes aware.

      (m) CONFIDENTIALITY. Recipient shall use the Confidential Information solely in connection with carrying out Recipient's obligations under the Lease and, as related to Landlord, in managing the property and administering the Lease. Recipient hereby agrees that Recipient shall (a) hold Disclosing Party's Confidential Information in strict confidence using at least the same degree of care Recipient uses to protect its own confidential information of a similar nature, but no less than a reasonable degree of care; and (b) only disclose the Confidential Information to its employees, attorneys, agents, and lenders and, as related to Landlord, its affiliates, consultants, and potential purchasers, with a need to know such information and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein. Recipient shall be liable for any actions by any person or entity to whom it discloses any of the Confidential Information. Recipient shall not have any obligations under this Section 40(m) with respect to a specific portion of the Disclosing Party's Confidential Information if such Confidential Information: (i) was in the public domain at the time it was disclosed to Recipient; (ii) entered the public domain subsequent to the time it was disclosed to the Recipient, through no fault of Recipient; (iii) was in Recipient's possession free of any obligation of confidence at the time it was disclosed to Recipient; or (iv) was developed by Recipient's employees, agents or, as related to Landlord, affiliates, who had no access to Confidential Information. In addition, Recipient may disclose certain Confidential Information, without violating the obligations under this Section 40(m), to the extent the disclosure is required by a valid order of a court or other governmental body having jurisdiction, provided that Recipient gives reasonable prior written notice to the Disclosing Party of such required disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure and/or requiring that such Confidential Information so disclosed be used only for the purposes for which such order was issued. Notwithstanding the foregoing, Landlord may disclose certain Confidential Information of Tenant as required by any applicable law, rule, or regulation without giving prior notice of such disclosures to Tenant. In addition, if Tenant is required to file a copy of this Lease with the Securities and Exchange Commission, Tenant may do so provided Tenant gives prior written notice to Landlord of such requirement and redacts from the filed Lease the economic terms and any other terms of this Lease as

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                      35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC. - PAGE 31

required by Landlord. The provisions of this Section 40(m) shall survive any termination of this Lease and shall be binding upon Recipient's heirs, successors and assigns.

INJUNCTIVE RELIEF. Recipient hereby agrees that any breach of Section 40(m) will cause the Disclosing Party irreparable damage for which recovery of damages may be inadequate, and that the Disclosing Party shall therefore be entitled to obtain timely injunctive relief under the Lease, as well as such further relief, such as monetary damages and costs, as may be granted by a court of competent jurisdiction.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                     TENANT:

                                     EYETECH PHARMACEUTICALS, INC., A DELAWARE
                                     CORPORATION

                                     By:  /s/ Paul Chaney
                                     Its: Chief Operating Officer

                                     LANDLORD:

                                     ARE-35 HARTWELL AVENUE, LLC, A DELAWARE
                                     LIMITED LIABILITY COMPANY

                                     By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                          a Delaware limited partnership,
                                          managing member

                                     By: ARE-QRS CORP., a Maryland corporation,
                                          general partner

                                     By:  /s/ Peter J. Nelson
                                     Its: Senior Vice President & CFO

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                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 1

                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

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                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 1

                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

                              INTENTIONALLY DELETED

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                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 2

                               EXHIBIT C TO LEASE
                                [Landlord Build]

                                   WORK LETTER

      THIS WORK LETTER dated as of ________________, 2004 (this "WORK LETTER") is made and entered into by and between ARE- 35 HARTWELL AVENUE, LLC, a Delaware limited liability company ("LANDLORD"), and EYETECH PHARMACEUTICALS, INC., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of _______________, 2004 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

                            1. GENERAL REQUIREMENTS.

      (n) TENANT'S AUTHORIZED REPRESENTATIVE. Tenant designates Chuck Yocum and Perry Calias (either such individual acting alone, "TENANT'S REPRESENTATIVE") as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication ("COMMUNICATION") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant's Representative. Tenant may change either Tenant's Representative at any time upon not less than 5 business days advance written notice to Landlord. No period set forth herein for any approval of any matter by Tenant's Representative shall be extended by reason of any change in Tenant's Representative. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's contractors in the performance of the Landlord's Work (as hereinafter defined).

      (o) LANDLORD'S AUTHORIZED REPRESENTATIVE. Landlord designates Tom Andrews and Tim White (either such individual acting alone, "LANDLORD'S REPRESENTATIVE") as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord's Representative. Landlord may change either Landlord's Representative at any time upon not less than 5 business days advance written notice to Tenant. No period set forth herein for any approval of any matter by Landlord's Representative shall be extended by reason of any change in Landlord's Representative. Landlord's Representative shall be the sole persons authorized to direct Landlord's contractors in the performance of the Landlord's Work.

      (p) ARCHITECTS, CONSULTANTS AND CONTRACTORS. Landlord and Tenant hereby acknowledge and agree that: (i) Olson, Lewis, Dioli and Doktor Architects, Inc. shall be the architect (the "TI ARCHITECT") for the Landlord's Work, and (ii) The Richmond Group, Inc., shall be the construction manager (the "TI CONSTRUCTION MANAGER"), and (iii) any subcontractors for the Landlord's Work shall be selected by Landlord, subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

      41.   LANDLORD'S WORK.

      (a) DEFINITIONS. As used herein, "Landlord's Work" shall mean the final design and construction of the items described in the following attachments to this Work Letter:

            Schedule A - TI Construction Drawings
            Schedule B - MEP Basis of Design
            Schedule C - Scope of Work Description
            Schedule D - Equipment Utility Matrix

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                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 3

The above scheduled documents shall be collectively known as the "APPROVED TI PLANS". Landlord and Tenant acknowledge that the TI Construction Drawings are not yet completed so as to fully depict the proposed construction. Landlord agrees to diligently cause the TI Construction Drawings to be completed with Tenant's review and comment so as to fully depict the proposed construction in conformance with the MEP Basis of Design, the Scope of Work Description, and the Equipment Utility Matrix. Upon full completion of the TI Construction Drawings, Tenant shall notify Landlord in writing of its acceptance of the completed TI Construction Drawings, and such completed drawings shall replace the earlier TI Construction Drawings as part of the Approved TI Plans. Other than Landlord's Work and any approved Tenant Changes (as defined in Section 4 below), Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy.

      (b) PERMIT DRAWINGS. Landlord has caused the TI Architect to prepare and deliver to Tenant preliminary construction plans, specifications, and drawings depicting Landlord's Work ("TI Permit Drawings"). Landlord has caused the TI Construction Manager to deliver the TI Permit Drawings and the building permit application to the municipal building department. The TI Permit Drawings shall not be materially modified except (a) as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below), (b) as may reasonably be required to conform to, or properly and fully depict, the Landlord's Work as shown in the Approved TI Plans, or (c) by processing of a Change Request (as defined in Section 4(a) below).

      42.   CONSTRUCTION OF LANDLORD'S WORK.

      (a) PERMITTING AND COMMENCEMENT OF LANDLORD'S WORK. Landlord shall commence construction of Landlord's Work upon obtaining a building permit (the "TI PERMIT") authorizing the construction of Landlord's Work consistent with the TI Permit Drawings. If any Governmental Authority having jurisdiction over the construction of Landlord's Work shall impose terms or conditions upon the construction thereof which: (i) are inconsistent with Landlord's obligations hereunder, (ii) increase the cost of constructing Landlord's Work, or (iii) will materially delay the construction of Landlord's Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions. Upon completion of the TI Construction Drawings, Landlord if required by Governmental Authority shall obtain an amendment to the TI Permit reflecting material changes between the TI Construction Drawings and the TI Permit Drawings.

      (b) SELECTION OF MATERIALS, ETC. Where more than one type of material or structure is indicated on the Approved TI Drawings, the option will be within Landlord's reasonable discretion. As to all building materials and equipment which Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion and in keeping with the quality of the Building as contemplated in the Approved TI Plans.

      (c) COMPLETION OF LANDLORD'S WORK. "SUBSTANTIAL COMPLETION" shall be deemed to have occurred when (i) Landlord has substantially completed or caused to be substantially completed Landlord's Work, in a good and workmanlike manner, substantially in accordance with all material laws, the Approved TI Plans (as such drawings may have been modified as provided above), and the TI Permit, subject, in each case, to Minor Variations and normal "punchlist" items of a non-material nature which do not interfere with the use of the Premises, and
(ii) Landlord has delivered to Tenant a Certificate of Substantial Completion from the TI Architect in the form of the American Institute of Architects document G704, and (iii) Landlord has either (a) delivered to Tenant a certificate of occupancy from the Lexington Building Department for the Premises enabling Tenant to use and occupy the Premises for its intended use or (b) has obtained authorization from the Lexington Building Department, pending issuance of a certificate of occupancy (which issuance Landlord will diligently pursue to completion), for the Tenant to use and occupy the Premises for its intended use. Subject to the terms of the Lease, Landlord shall

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                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 4

use reasonable efforts to achieve Substantial Completion on or before the Target Delivery Date (subject to Tenant Delays and Force-Majeure Delays as and to the extent provided in the Lease), with failure to so achieve Substantial Completion having the consequences described in the Lease. For purposes of this Work Letter, "MINOR VARIATIONS" shall mean any minor modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord's Work not otherwise reflected in a Change Order; (iii) to comport with good design, engineering, and construction practices which are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord's Work.

      (d) DELIVERY OF THE PREMISES. When Landlord's Work is Substantially Complete, Landlord shall so notify Tenant in writing and Tenant shall accept the Premises, subject to the remaining terms and provisions of this Section 3(d). Within 3 business days of such notification and the delivery by Landlord to Tenant of the items required under Section 3(c) hereunder, Landlord, Tenant, the TI Architect, and the TI Construction Manager shall conduct a walk-through of the Premises to prepare a list of punchlist items as described in Section 3(c) above, which punchlist shall be signed by Landlord, the TI Construction Manager and Tenant. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items within 30 days following the punchlist walk-through (plus such additional time as may be reasonably necessary to procure materials or components necessary to complete such punchlist items). Tenant's taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of the Tenant Improvements with Legal Requirements as of the date of issuance of the TI Permit, or (iii) any claim that the Tenant Improvements were not completed substantially in accordance with the Approved TI Plans (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a "CONSTRUCTION DEFECT"). Landlord shall remain liable throughout the Term for remedying and Construction Defect of the type described in clause (ii), and for the first three (3) years of the term for any Construction Defect of the type described in clause (iii). Tenant shall have the later of 1 year after Substantial Completion and the length of the applicable subcontractor's warranty after Substantial Completion within which to notify Landlord of any such Construction Defect of the type described in clause
(i) discovered by Tenant. Landlord shall remedy or cause the responsible contractor to remedy any such Construction Defect and shall use reasonable efforts to so cure or cause such cure within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within such 30-day period, but Landlord, within 30 days thereafter, commences and diligently and continuously prosecutes such remedial action to completion.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises. Landlord shall be responsible to cure and shall diligently pursue any claims arising out of latent defects in the Premises.

      (e)   TENANT DELAY. Each of the following shall constitute a "TENANT
DELAY":

            (i) Tenant's Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder within the time frames provided herein;

            (ii) Tenant's request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed; if any only if any such Change Request requires Landlord's Work to be delayed while the parties discuss such Change Request and no change order is subsequently agreed to.

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 5

            (iii) Construction of any Tenant Changes; all of which Tenant Delays will be agreed to and reflected as a new Target Delivery Date in the applicable change order.

            (iv) Tenant's request for materials, finishes or installations requiring unusually long lead times; all of which Tenant Delays will be agreed to and reflected as a new Target Delivery Date in the applicable change order.

            (v) Tenant's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

            (vi) Tenant's delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord, unless another time period is expressly provided hereunder;

            (vii) Tenant's delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(c) below.

If the Commencement Date is actually delayed for any of the foregoing reasons in clauses (i), (ii), and (v)-(vii) and is not otherwise reflected in a change order, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the Commencement Date under the Lease.

      4. CHANGES. Any changes (each, a "TENANT CHANGE") requested by Tenant to the Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to Landlord's prior written consent ("LANDLORD'S APPROVAL") which may be given or withheld in Landlord's sole discretion if any such Tenant Change shall (i) affect the structure of the Building in such a manner that will compromise, in Landlord's sole judgment, the structural integrity of the Building, (ii) affect the Building Systems (as defined in Section 13 of the Lease) in such a manner that will compromise, in Landlord's sole judgment, the proper operation and performance of the Building Systems, (iii) require, in Landlord's sole judgment, unusual expense to readapt the Premises to generic laboratory/ office use on lease termination or increase the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 11 of the Lease, unless Tenant first gives assurances acceptable to Landlord that such re-adaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost, or (iv) fail, in Landlord's sole judgment, to conform to and be architecturally harmonious with the building in terms of its design, construction and proposed finishes, but which shall otherwise not be unreasonably withheld, conditioned or delayed.

      (a) TENANT'S RIGHT TO REQUEST CHANGES. If Tenant shall request one or more Tenant Changes, Tenant shall request such Tenant Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a "CHANGE REQUEST"), which Change Request shall detail the nature and extent of any such Tenant Change. Such Change Request must be signed by Tenant's Representative. Landlord shall, before proceeding with any Tenant Change, use its best efforts to respond to Tenant as soon as is reasonably possible with an estimate of (i) the time it will take, and (ii) the architectural and engineering fees and costs which will be incurred to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such Tenant Change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost involved, including, without limitation, architectural and engineering costs and general conditions costs related to the period of time, if any, that the Tenant Change will extend the date on which Landlord's Work will be Substantially Complete. Landlord will also make reasonable, good faith efforts to include in such

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 6

analysis any unusually long lead time required for any materials, finishes or installations requested by Tenant in any such Change Request. Any such delay in the completion of Landlord's Work caused by a Tenant Change, including any suspension of work on Landlord's Work while any such Tenant Change is being evaluated and/or designed, shall be a Tenant Delay, and shall be agreed by the parties and reflected in the approved change order as an extended Target Delivery Date and Commencement Date.

      (b) IMPLEMENTATION OF TENANT CHANGES. If Tenant: (i) approves in writing the cost or savings and the change in the time for completion of Landlord's Work, including the amount of the Tenant Delay, if any, as agreed by the parties, and (ii) deposits with Landlord any Excess TI Costs (as defined in Section 5 below) required in connection with such Tenant Change, Landlord shall cause the approved Tenant Change to be instituted.

      5.    COSTS.

      (a) TI COSTS. "TI COSTS" shall include all costs incurred in connection with the design and construction of the Tenant Improvements, including, without limitation, (i) the cost of preparing the Preliminary TI Plans, the Approved TI Plans, the TI Permit Drawings, any additional required plans or drawings, and all construction costs and equipment and installation costs. Landlord shall pay for the TI Costs.

      (b) EXCESS TI COSTS. EXCESS TI COSTS shall include (a) all costs incurred in connection with the design and construction of Tenant Changes (which shall include Landlord's reasonable out-of-pocket expenses resulting from Tenant Delays). Promptly upon Tenant's approval thereof, and execution and delivery of a change order with respect thereto, Tenant shall pay to Landlord an amount adequate to cover 100% of the Excess TI Costs (such amount, the "EXCESS TI FUND"). If Tenant fails to deposit, or is late in depositing, the Excess TI Fund with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent.

      (c) DISBURSEMENTS. Landlord shall pay the TI Costs incurred during the design and construction of Landlord's Work as provided in Landlord's contractual agreements with the TI Architect and TI Construction Manager and, to the extent Tenant has funded the Excess TI Costs as provided in Section 5(b) hereof, Landlord shall pay the cost of Tenant Changes. Notwithstanding anything to the contrary set forth in this Section 5(c), Tenant shall be fully and solely liable for the Excess TI Costs. Landlord shall provide for at least 5% retainage to be held from the TI Construction Manager and the construction subcontractors until the time of final completion (i.e., the completion of punch-list items after Substantial Completion), and shall obtain final lien waivers from the TI Construction Manager and the construction subcontractors upon issuance of final payments thereto. If upon completion of Landlord's Work and Tenant Changes and the payment of all sums due in connection therewith there remain any undisbursed funds in the Excess TI Fund, Landlord shall return to Tenant such undisbursed Excess TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

      6.    TENANT ACCESS.

      (a) TENANT'S ACCESS RIGHTS. To the extent possible without interfering unreasonably with Landlord's performance of Landlord's Work, Tenant shall have access to the Premises throughout the construction period in order for Tenant to
(i) inspect and observe work in process, and (ii) prepare the Premises for its use and occupancy prior to the Commencement Date, including, without limitation, the establishment of "sentinels" for Tenant's vivarium use. All such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Such early entry shall be subject to all the terms and conditions of the Lease, other than the payment of annual rent and other charges due hereunder. Tenant shall notify Landlord's Representative prior to entering the Premises for such purposes, and shall use

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 7

all reasonable efforts to coordinate its work within the Premises with Landlord's activities therein and with the TI Architect and the TI Construction Manager, and shall comply with the Lease and all other reasonable restrictions and conditions Landlord may impose. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance which Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord's contractor and Landlord until completion of Landlord's Work and acceptance thereof by Tenant.

      (b) NO INTERFERENCE. Neither Tenant nor any Tenant Party shall interfere with the performance of Landlord's Work, nor with any inspections or issuance of final approvals by municipal authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord's Work.

      (c) NO ACCEPTANCE OF PREMISES. The fact that Tenant may, with Landlord's consent, enter into the Project for the purposes described in Section 6(a) above prior to the date Landlord's Work is Substantially Complete shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall indemnify and hold Landlord harmless from any loss of or damage to Tenant's property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the willful misconduct or negligence of Tenant or any Tenant Party.

      7.    MISCELLANEOUS.

      (a) CONSENTS. Whenever consent or approval of either party is required under this Work Letter, such party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

      (b) MODIFICATION. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

      (c) COUNTERPARTS. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

      (d) GOVERNING LAW. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

      (e) TIME OF THE ESSENCE. Time is of the essence of this Work Letter and of each and all provisions thereof.

      (f) DEFAULT. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in Default under the Lease.

      (g) SEVERABILITY. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

      (h) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to the Landlord's Work are merged in this Work Letter,

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 8

which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

      (j) ENTIRE AGREEMENT. This Work Letter is made as a part of and pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Lease. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and is deemed to be part of the Lease for all purposes thereunder, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

                                     TENANT:

                                     EYETECH PHARMACEUTICALS, INC., A DELAWARE
                                     CORPORATION

                                     By: ______________________________________
                                     Its:_______________________________________

                                     LANDLORD:

                                     ARE-35 HARTWELL AVENUE, LLC, A DELAWARE
                                     LIMITED LIABILITY

                                     COMPANY

                                     By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                          a Delaware limited partnership,
                                          managing member

                                     By: ARE-QRS CORP., a Maryland corporation,
                                          general partner

                                     By:____________________________________
                                     Its:____________________________________

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                             35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 9

                            SCHEDULE A TO WORK LETTER

                            TI CONSTRUCTION DRAWINGS

1. The TI Construction Drawings shall consist of the TI Permit Drawings listed below. Landlord and Tenant acknowledge that the TI Construction Drawings are not yet completed so as to fully depict the proposed construction. Landlord agrees to diligently cause the TI Construction Drawings to be completed with Tenant's review and comment so as to fully depict the proposed construction in conformance with the MEP Basis of Design, the Scope of Work Description, and the Equipment Utility Matrix. Upon full completion of the TI Construction Drawings, Tenant shall notify Landlord in writing of its acceptance of the completed TI Construction Drawings, and such completed drawings shall replace the earlier TI Permit Drawings as part of the Approved TI Plans.

                   EYETECH PHARMACEUTICALS TENANT IMPROVEMENTS
                               35 Hartwell Avenue
                                  Lexington, MA

                       TI PERMIT DRAWINGS - DOCUMENT LIST

                                                                             Date -
Dwg. #                                  Title                              Permit Set
------                                  -----                              ----------
-             Cover Sheet                                                   04/19/04

              ARCHITECTURAL

A1.1          Existing 1st Floor Plan                                       4/19/04
A1.2          Existing 1st Floor Plan                                       4/19/04
A2.0          First Floor Plan                                              4/19/04
A2.1          First Floor Dimensions Plan                                   4/19/04
A2.2          First Floor Equipment Floor Plan                              4/19/04
A2.3          Second Floor Plan                                             4/19/04
A2.4          Second Floor Dimension Plan                                   4/19/04
A2.5          Roof Plan                                                     4/19/04
A2.6          Door Schedule, Types and Frames                               4/19/04
A2.7          Finish Plan Schedule and Partition Types                      4/19/04
A3.0          Exterior Elevations                                           4/19/04
A3.1          Building Sections                                             4/19/04
              Enlargement Partial Toilet Plan & Interior Elevation   (not
A4.0          used)                                                         4/19/04
A5.0          Interior Elevations / Casework                                4/19/04
A5.1          Interior Elevations / Casework                                4/19/04
A6.0          First Floor Reflected Ceiling Plan                            4/19/04
A6.1          Second Floor Reflected Ceiling Plan                           4/19/04
A9.0          Misc. Details  & Sections                                     4/19/04
A9.1          Misc. Details & Sections                                      4/19/04
AF1.1          First Floor Flooring Plan (Not Used)                         4/19/04
AF1.2         SECOND FLOOR PLAN (NOT USED)                                  4/19/04
FE1.1         First Floor Fire Extinguisher Plan                            4/19/04
FE1.2         Second Floor Fire Extinguisher Plan                           4/19/04

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                            35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 10

              FIRE PROTECTION

FP1.0         First Floor Fire Protection Plan                              4/19/04
FP1.2         Second Floor Fire Protection Plan                             4/19/04

              PLUMBING

P0.0          Legend, Schedule & Specifications                             4/19/04
P1.0          First Floor Plumbing                                          4/19/04
P2.0          Second Floor Plumbing                                         4/19/04

              MECHANICAL & HVAC

M1.1          First Floor HVAC Ductwork Plan                                4/2/04
M1.2          First Floor HVAC Piping Plan                                  4/2/04
M2.1          Second Floor HVAC Ductwork Plan                               4/2/04
M2.2          Enlarged HVAC Boiler Room Plan                                4/2/04
M3            HVAC Roof Plan                                                4/2/04
M4            HVAC Details                                                  4/2/04
M5            HVAC Schedules                                                4/2/04

              ELECTRICAL

E1.0          Electrical legends, notes, schedules & details                4/19/04
E1.1          Electrical one-line diagram                                   4/19/04
E1.2          Electrical fire alarm riser diagram                           4/19/04
E1.3          Electrical site lighting plan                                 4/19/04
E1.4          Electrical equipment schedules                                4/19/04
E2.0          Electrical first floor lighting plan                          4/19/04
E2.1          Electrical second floor lighting plan                         4/19/04
E3.0          Electrical first floor power plan                             4/19/04
E3.1          Electrical second floor power plan                            4/19/04

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                            35 HARTWELL - EYETECH PHARMACEUTICALS INC. - PAGE 11

                            SCHEDULE B TO WORK LETTER

                               MEP BASIS OF DESIGN

The attached documents shall constitute the MEP Basis of Design:

1.    HVAC Basis of Design - May 6, 2004
      Prepared by Environmental Systems, Inc.

2.    Electrical Systems Basis of Design - April 22, 2004
      Prepared by Interstate Electrical Systems, Inc.

3.    Plumbing / Process Piping Basis of Design - April 22, 2004
      Prepared by North Shore Mechanical Contractors, Inc.

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

                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 1

                            SCHEDULE C TO WORK LETTER

                            SCOPE OF WORK DESCRIPTION

1.    Scope of Work Description dated Feb 24, 2004, revised April 29, 2004

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

                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 2

                            SCHEDULE D TO WORK LETTER

                            EQUIPMENT UTILITY MATRIX

1.    Equipment Utility Matrix revision dated May 10, 2004.

Note 1: The Equipment Utility Matrix describes the quantity and characteristics of the utility hook-ups to be provided as part of Landlord's Work. The "Equipment" listed is provided by Tenant unless listed as part of Landlord's Work in the TI Construction Drawings or Scope of Work Description.

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

                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 1

                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

      This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this _____ day of _____________, 2004, between ARE-35 Hartwell Avenue, LLC, a Delaware limited liability company ("LANDLORD"), and Eyetech Pharmaceuticals, Inc., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of ____________, 2004 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

      Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____________, _____________, the Rent Commencement Date is ________________, __________ and
the termination date of the Base Term of the Lease shall be midnight on ____________, _________.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

      TENANT:

      EYETECH PHARMACEUTICALS, INC., a Delaware corporation

      By:______________________________
      Its:_____________________________

      LANDLORD:

      ARE-35 HARTWELL AVENUE, LLC, a Delaware limited liability company

      By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P., a
      Delaware limited partnership, managing member

      By:  ARE-QRS CORP., a Maryland corporation, general partner

      By:________________________________
      Its:_________________________________

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

                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 1

                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

      1. The sidewalk, entries, and driveways of the Premises shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

      2. Except as otherwise provided in the Lease, Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Premises. Except for animals assisting the disabled and those used as laboratory animals, no animals shall be allowed in the offices, halls, or corridors in the Premises.

      3. Tenant shall not disturb the occupants of adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

      4. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

      5. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Premises.

      6. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

      7. Tenant shall maintain the Premises free from rodents, insects and other pests.

      8. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

      9. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any Hazardous Materials or other materials which might damage the drainage system or sanitary system in or about the Premises to be placed in any such drainage system or sanitary system except in accordance with Legal Requirements and the terms of this Lease.

      10. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

      11.   No auction, public or private, will be permitted on the Premises.

      12. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

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

                        35 HARTWELL AVENUE/EYETECH PHARMACEUTICALS, INC.- PAGE 2

      13. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

      14. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Premises, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

      15. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

      16. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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

                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY

None except as set forth below:

All Autoclaves;

All undercounter glasswashers;

Watering system for animal areas;

All BioSafety Cabinets;

All Environmental Chambers (free standing, portable);

All gas (other than natural gas) manifolds and accessories;

All animal holding cages, racks, changing stations and accessories;

All phone, data, security, and access systems and their respective components except cabling and door hardware;

All furniture (system or otherwise) and accessories; and

All instrumentation and accessories.

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

                               EXHIBIT G TO LEASE

                                PRO FORMA BUDGET

                          EXHIBIT G - PRO FORMA BUDGET

       35
 Hartwell
  Avenue,
Lexington
     , MA
  Eyetech
  Pharmac
 euticals                                           sf  46,700

                             Acct'g      Annual    Per Square
                              Code       Budget       Foot                       Description
      Taxes -
         Real                                                    Lexington taxes, 2004 budget, will rise into
       Estate               5045-000     103,490     $ 2.22                the $3+ range as valuation changes       By Landlord
      Taxes -
        Other               5048-000         750     $ 0.02     legal review, analysis, abatement discussions       By Landlord

                                       ---------     ------
                Subtotal                 104,240     $ 2.23
                                       =========     ======

  Insurance -
     Property               5051-000      15,000     $ 0.32                                                         By Landlord
    Insurance
  - Liability               5052-000       6,516     $ 0.14                                                         By Landlord
    Insurance
  -  Environm
        ental               5056-000         600     $ 0.01                                                         By Landlord
  Insurance -
        Other
     Property               5058-000         555     $ 0.01                                                         By Landlord

                                       ---------     ------
                Subtotal                  22,671     $ 0.49
                                       =========     ======

    Payroll -
 Property Mgr               5007-000       4,000     $ 0.09    direct office time for contract administration       By Landlord
  Maintenance
            -
  Engineering               5010-000       2,000     $ 0.04    Approx. 8 hours/ qtr of maintenance technician       By Landlord
      Water /
 Sewer - City               5072-000      10,000     $ 0.21                                     estimated use       By Landlord
  Utilities -
          Gas               5074-000           0     $ 0.00                                         by Tenant         by Tenant

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

  Utilities -
  Electricity               5075-000           0     $ 0.00                                         by Tenant         by Tenant
  Utilities -
         Fuel               5078-000           0     $ 0.00                                         by Tenant         by Tenant
   Contract -
   Electrical               5105-000           0     $ 0.00                                         by Tenant         by Tenant
   Contract -                                                  regular preventative maintenance on equipment.
         HVAC               5115-000           0     $ 0.00          Boiler tune ups, fan belts, filters etc.         by Tenant
   Contract -
   Energy Mgt                                                    PM , checks and software upgrades on control
       System               5118-000           0     $ 0.00                                            system         by Tenant
   Contract -
   Janitorial               5120-000           0     $ 0.00                                 cleaning contract         by Tenant
   Contract -
    Landscape
   (Exterior)               5125-000      15,000     $ 0.32                                                         By Landlord
   Contract -
 Pest Control               5145-000           0     $ 0.00       interior pest control services and supplies         by Tenant
   Contract -
        Alarm
  Monitoring,
  Fire & Life
       Safety               5155-000           0     $ 0.00               fire system testing and maintenance         by Tenant
   Contract -
 Snow Removal               5162-000      25,000     $ 0.54                                        as current       By Landlord
   Contract -
Trash Removal               5170-000      10,000     $ 0.21                                        as current       By Landlord
   Contract -
        Water
    Treatment               5175-000           0     $ 0.00               PM and parts on wastewater contract         by Tenant
   Contract -
       Window
      Washing               5180-000           0     $ 0.00          monthly at entries and annual in and out         by Tenant
   Contract -
        Other
     Services               5190-000           0     $ 0.00                             interior landscaping?         by Tenant
        CAM -
   Electrical               5205-000           0     $ 0.00                 misc lights , bulbs minor changes         by Tenant
   CAM - HVAC               5215-000           0     $ 0.00                               repairs on failures         by Tenant
        CAM -
   Janitorial               5220-000           0     $ 0.00                    toilet paper, paper towels etc         by Tenant
        CAM -
    Landscape
   (Exterior)               5225-000       2,500     $ 0.05                     special items not in contract       By Landlord

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

 CAM - Garage
         Door               5240-000           0     $ 0.00                                         as needed         by Tenant
   CAM - Pest
      Control               5245-000           0     $ 0.00                     special items not in contract         by Tenant
        CAM -
     Plumbing               5250-000           0     $ 0.00                        minor amounts for supplies         by Tenant
  CAM - Alarm
   Monitoring               5255-000           0     $ 0.00                assumed under current phone system         by Tenant
        CAM -
     Security
     Services               5260-000           0     $ 0.00                              at Tenant's election         by Tenant
  CAM - Trash
      Removal               5270-000           0     $ 0.00                                    misc if needed       by Landlord
  CAM - Water
    Treatment               5275-000           0     $ 0.00                    clean water system disposables         by Tenant
  CAM - Other
     Expenses               5290-000           0     $ 0.00                                                           by Tenant
  CAM - Glass
  Replacement               5315-000           0     $ 0.00                                         as needed   Ext by Landlord
        CAM -
     Painting               5320-000           0     $ 0.00               supplies as needed, minor touch ups   Ext by Landlord
   CAM - Roof
     Services               5325-000       3,000     $ 0.06                           roof survey and repairs       By Landlord
        CAM -
  Telephone /
     Payphone               5330-000           0     $ 0.00                         elevator and alarm phones         by Tenant
CAM - Signage               5340-000           0     $ 0.00                                                           by Tenant
        CAM -
  Maintenance
     Supplies               5375-000           0     $ 0.00                        misc small tools as needed         by Tenant
   CAM - Bldg
  Maintenance
   (Exterior)               5385-000           0     $ 0.00                         misc. repairs or supplies       by Landlord
   CAM - Bldg
  Maintenance
   (Interior)               5390-000           0     $ 0.00                         misc. repairs or supplies         by Tenant
      Admin -
    Permits &
         Fees               5650-000           0     $ 0.00              site electrical permit, gen set fuel         by Tenant

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

      Admin -
     Delivery
     Services               5670-000           0     $ 0.00                                                           by Tenant
 Recoveries -
          CAM
Amortization/
Depreciation                4200-000           0     $ 0.00                           as authorized per Lease       by Landlord

                                                     ------
                Subtotal                  71,500     $ 1.53
                                       =========     ======

Administrative
         Rent
  (Management
         Fee)                   Subt       9,668     $ 0.21
                                       =========     ======
                   Total               $ 208,079     $ 4.46

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

 Alexandria
Real Estate
  Equities,
       Inc.
     Budget
   Proposal
              PROPOSED FULL SERVICE
              BUDGET
                                35
                          Hartwell
                              Ave.
                         Lexington              sf  46,700

                                        annual     Per Square                     Description
                                        Budget        Foot
 Taxes - Real                                                    Lexington taxes, 2004 budget, will rise into
       Estate               5045-000     103,490     $ 2.22                the $3+ range as valuation changes
Taxes - Other               5048-000         750     $ 0.02     legal review, analysis, abatement discussions

                                       ---------     ------
                                         104,240     $ 2.23
                                       =========     ======

  Insurance -
     Property               5051-000      15,000     $ 0.32           Incrased insurance as valuation changes
  Insurance -
    Liability               5052-000       6,516     $ 0.14
  Insurance -
Environmental               5056-000         600     $ 0.01
  Insurance -
        Other
     Property               5058-000         555     $ 0.01

                                       ---------     ------
                                          22,671     $ 0.49
                                       =========     ======

    Payroll -
 Property Mgr               5007-000      10,000     $ 0.21    direct office time for contract administration
  Maintenance
- Engineering               5010-000      22,000     $ 0.47   Approx. 8 hours/ week of maintenance technician
      Water /
 Sewer - City               5072-000      10,000     $ 0.21                                     estimated use
  Utilities -
          Gas               5074-000      80,000     $ 1.71                    estimated and negociated rates
  Utilities -
  Electricity               5075-000     154,110     $ 3.30                    estimated and negociated rates
  Utilities -
         Fuel               5078-000       1,000     $ 0.02                                      gen set fuel
   Contract -
   Electrical               5105-000       1,000     $ 0.02                                 generator service
   Contract -                                                  regular preventative maintenance on equipment.
         HVAC               5115-000      14,000     $ 0.30          Boiler tune ups, fan belts, filters etc.
   Contract -
   Energy Mgt                                                    PM , checks and software upgrades on control
       System               5118-000       4,500     $ 0.10                                            system
   Contract -
   Janitorial               5120-000      40,000     $ 0.86                       cleaning contract per spec.
   Contract -
    Landscape
   (Exterior)               5125-000      15,000     $ 0.32                                        as current

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

   Contract -
 Pest Control               5145-000       2,400     $ 0.05       interior pest control services and supplies
   Contract -
        Alarm
  Monitoring,
  Fire & Life
       Safety               5155-000       2,400     $ 0.05               fire system testing and maintenance
   Contract -
 Snow Removal               5162-000      25,000     $ 0.54                                        as current
   Contract -
Trash Removal               5170-000       8,000     $ 0.17                                        as current
   Contract -
        Water
    Treatment               5175-000       3,300     $ 0.07               PM and parts on wastewater contract
   Contract -
       Window
      Washing               5180-000       3,000     $ 0.06          monthly at entries and annual in and out
   Contract -
        Other
     Services               5190-000       2,400     $ 0.05                             interior landscaping?
        CAM -
   Electrical               5205-000       2,000     $ 0.04                 misc lights , bulbs minor changes
   CAM - HVAC               5215-000       5,000     $ 0.11                               repairs on failures
        CAM -
   Janitorial               5220-000       3,500     $ 0.07                    toilet paper, paper towels etc
        CAM -
    Landscape
   (Exterior)               5225-000       2,500     $ 0.05                     special items not in contract
 CAM - Garage
         Door               5240-000         800     $ 0.02                                         as needed
   CAM - Pest
      Control               5245-000         250     $ 0.01                     special items not in contract
        CAM -
     Plumbing               5250-000         500     $ 0.01                        minor amounts for supplies
  CAM - Alarm
   Monitoring               5255-000           0     $ 0.00                assumed under current phone system
        CAM -
     Security
     Services               5260-000           0     $ 0.00                                N/A unless needed?
  CAM - Trash
      Removal               5270-000           0     $ 0.00                                N/A unless needed?

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                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

  CAM - Water
    Treatment               5275-000       3,000     $ 0.06                    clean water system disposables
  CAM - Other
     Expenses               5290-000           0     $ 0.00
  CAM - Glass
  Replacement               5315-000         500     $ 0.01                                         as needed
        CAM -
     Painting               5320-000         500     $ 0.01               supplies as needed, minor touch ups
   CAM - Roof
     Services               5325-000       3,000     $ 0.06                           roof survey and repairs
        CAM -
  Telephone /
     Payphone               5330-000       1,200     $ 0.03                         elevator and alarm phones
CAM - Signage               5340-000           0     $ 0.00             one time event- final payment on sign
        CAM -
  Maintenance
     Supplies               5375-000         500     $ 0.01                        misc small tools as needed
   CAM - Bldg
  Maintenance
   (Exterior)               5385-000         500     $ 0.01                         misc. repairs or supplies
   CAM - Bldg
  Maintenance
   (Interior)               5390-000       1,000     $ 0.02                         misc. repairs or supplies
      Admin -
    Permits &
         Fees               5650-000         400     $ 0.01            site electrical permit, gen set fuel ?
      Admin -
     Delivery
     Services               5670-000           0     $ 0.00

                                                     ------
                                         423,260     $ 9.06
                                                     ======

                Note: Plus Management Fee  Total     $11.78

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE